American Century Investment Trust Statement of Additional Information Supplement
Supplement dated January 13, 2023 ■ Statement of Additional Information dated August 1, 2022

The advisor has determined to no longer offer G Class shares of the U.S. Government Money Market Fund. Therefore, all references to the fund's G Class shares are hereby deleted.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-97980 2301